                                                                   EXHIBIT 10.55


                        FIRST AMENDMENT TO LOAN AGREEMENT


       This First Amendment to Loan Agreement (hereinafter the "FIRST AMENDMENT") is dated as of January 28, 2004 and is entered into by and between SOVEREIGN BANK, with an office at 75 State Street, Boston, Massachusetts (hereinafter referred to as the "LENDER"), and BTU INTERNATIONAL, INC., a Delaware corporation with its chief executive office, principal place of business and mailing address at 23 Esquire Road, North Billerica, Massachusetts 01862 (hereinafter referred to as the "BORROWER").

       WHEREAS, the Bank and Borrower entered into a Loan Agreement dated as of June 26, 2002 (the "ORIGINAL LOAN AGREEMENT" and together with all amendments, including this First Amendment, the "LOAN AGREEMENT"), pursuant to which, among other things, the Bank extended a revolving line of credit (the "REVOLVING CREDIT") to the Borrower in the amount of $14,000,000.00, evidenced by a Revolving Credit Note (the "ORIGINAL REVOLVING CREDIT NOTE"); and

       WHEREAS, the Bank and Borrower have agreed, subject to the provisions of a Loan Modification Agreement of even date herewith and this First Amendment, among other things: (i) that the Termination Date under the Revolving Credit be extended for one (1) year to May 31, 2007; (ii) that the definition of "Borrowing Base" be amended; and (iii) that certain covenants and definitions in the Loan Agreement be modified and amended;

       NOW, THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

       1.     The Original Loan Agreement is hereby amended as follows:

       (a) Section 1.35 of the Original Loan Agreement entitled "Termination Date" is hereby amended by deleting therefrom the date "May 31, 2006" and substituting in lieu thereof the date "May 31, 2007", thereby extending the Termination Date for one (1) year.

       (b) Section 2.1 of the Original Loan Agreement entitled "Revolving Loan" is hereby amended by deleting the second paragraph setting forth the definition of Borrowing Base and substituting the following paragraph in lieu thereof:

       "For purposes of this Agreement, except as otherwise expressly set forth herein, the term "BORROWING Base" shall be deemed to mean a sum equal to:

              Eighty (80%) Percent of the Eligible Receivables; plus

              Thirty-Five (35%) Percent of the Borrower's Eligible Inventory, with Inventory advances not to exceed, in any event, Three Million Five Hundred Thousand ($3,500,000.00) Dollars;

              LESS

              The aggregate face amount(s) of any Letter of Credit outstanding hereunder plus the outstanding amount, if any, of all amounts previously drawn under any Letter(s) of Credit which have not been reimbursed to Lender by Borrower."

       (c) Section 2.1 of the Original Loan Agreement entitled "Revolving Loan" is hereby further amended by deleting from the third paragraph thereof the language "and the Fixed Assets" to clarify that there is no Fixed Asset component to the Borrowing Base any longer.

       (d) Section 2.2 of the Original Loan Agreement entitled "Borrowing Base Report, Etc." is hereby amended by deleting from the first paragraph thereof the language "and a Fixed Asset listing (such as a depreciation schedule)" to eliminate the requirement of providing information concerning Fixed Asset since there is no longer a Fixed Assets component to the Borrowing Base, and is further amended by deleting the second paragraph of said
Section 2.2.

       (e) Section 3 of the Loan Agreement entitled "Security Agreement" is hereby amended by deleting said Section and substituting the following in lieu thereof:

              "SECTION 3. SECURITY INTEREST

              Simultaneously, the Borrower shall execute and deliver to the Lender a security agreement (the "SECURITY AGREEMENT") in substantially the form attached hereto as Exhibit 3.1, granting to the Lender a first lien and security interest in all accounts, inventory and other assets described in the Security Agreement and the Lender is hereby authorized to file UCC financing statements to perfect the security interest granted thereby."

       (f) Section 7 of the Loan Agreement entitled "Events of Default" is hereby amended by deleting section (i) and substituting the following section (i):

              (i) If the Borrower shall dissolve or liquidate, or be dissolved or liquidated, or cease to legally exist, or, except as permitted in Section 6.6 of this Agreement, merge or consolidate, or be merged or consolidated with or into any other corporation.

       (g) Section 7 of the Loan Agreement entitled "Events of Default" is hereby further amended by deleting section (j) and substituting the following section (j):

              (j) Except for indebtedness which the Borrower is in good faith disputing and for which the Borrower has reserves deemed reasonably adequate by the Bank in its reasonable judgment, failure by the Borrower to pay any other indebtedness or obligation which individually or in the aggregate exceeds $50,000.00, or, if any such other indebtedness or obligation shall be accelerated, or if there exists any event of default under any instrument, document or agreement governing, evidencing or securing such other indebtedness or obligation.

       (h) Section 8.16 of the Loan Agreement is hereby amended by substituting the following address for Peter H. Dodson, Esquire:

              Peter H. Dodson, Esquire
              Ropes & Gray
              45 Rockefeller Plaza
              New York, NY 10111
              Phone: (646) 840-6823
              Fax: (212) 841-5725

       (h) Schedule A of the Loan Agreement is hereby amended by amending the covenant entitled "MINIMUM TANGIBLE NET WORTH" by deleting the figure "Twenty Million ($20,000,000.00) Dollars" and substituting the figure "Ten Million ($10,000,000.00) Dollars" in lieu thereof and deleting the date "December 31, 2002" and substituting the date "December 31, 2004" in lieu thereof, thereby reducing the Minimum Tangible Net Worth requirement to "Ten Million ($10,000,000.00) Dollars" plus Fifty (50%) percent of the aggregate after tax income of the Borrower for each fiscal year commencing with the fiscal year ending December 31, 2004. Losses in subsequent fiscal years will not serve to decrease the aforesaid minimum level in effect as of each fiscal year end.

       Additionally, Schedule A is further amended by deleting the second and third paragraphs after the definition of Minimum Tangible Net Worth, which second paragraph starts with the clause: "Notwithstanding the foregoing..." and ends with the words: "during which the acquisition was consummated.", and which third paragraph starts with the clause: "In the event of an acquisition of a business,..." and ends with the words "... pursuant to Section 2.1."

       (i) Schedule A is hereby further amended by adding the following additional covenant:

              "MINIMUM NET INCOME [PROFITABILITY]". Permit Borrower's net income (as determined in accordance with GAAP) to be less than One Dollar ($1.00) for any fiscal quarter, commencing with the fiscal quarter ending December 31, 2004.

       (j) Notwithstanding the deletion of the second and third paragraphs after the definition of Minimum Tangible Net Worth in Schedule A, as described in section (h) above, the Bank hereby acknowledges that the Leverage Ratio set forth in Schedule A has been modified to 2.0 to 1.0 in lieu of .75 to 1.0.

       2. The Borrower hereby represents and warrants that: (a) the representations and warranties contained in Section 4 of the Loan Agreement remain true and accurate in all material respects; (b) there has not occurred any material adverse change in the business, assets, financial condition or prospects of the business of Borrower since the date of the last financial statements submitted to the Bank; and (c) the Borrower does not have any offsets, set-offs or other claims of any kind against the Bank as of the date hereof, and, to the extent Borrower has any such offsets, set-offs or other claims, it hereby waives the same.

       3. The Borrower will pay or reimburse the Bank, on demand, for all expenses (including, without limitation, reasonable counsel fees and expenses) incurred or paid by the Bank in connection with the making and administration of the loans and the enforcement by the Bank of its rights as against the Borrower or any other person primarily or secondarily liable to the Bank hereunder or thereunder, including the counsel fees incurred in the preparation hereof.

       4. Except as set forth herein, the Borrower hereby acknowledges and agrees that the

Original Loan Agreement, as amended hereby, and all of the loan documents previously executed and delivered by the Borrower, or third parties, to the Bank securing the Obligations remain in full force and effect.

       5. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Loan Agreement.

       6. Notwithstanding the existence of any other security interests in the property described in any security agreement or mortgage or other instrument or agreement, the Bank shall have the right to determine the order in which any or all of said property shall be subjected to the remedies provided therein and the right to determine the order in which any or all portions of the Obligations are satisfied from the proceeds realized upon the exercise of the remedies provided therein. The Borrower and any party who consents to the Bank's interest in the said property and who has actual or constructive notice hereof hereby waives and shall be deemed to have waived any and all rights to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

       IN WITNESS WHEREOF, the parties have executed or caused this First Amendment to be executed by their respective officers hereunto duly authorized, as of the day first written above and it and shall take effect as a sealed instrument.


                                   SOVEREIGN BANK


                                   By:
                                       -----------------------------------------
                                       Michael S. Tager, Senior Vice President
                                       Duly Authorized


                                   BTU INTERNATIONAL, INC.


                                   By:
                                       -----------------------------------------
                                       Thomas P. Kealy
                                       Vice  President, Chief Accounting Officer
                                       and  Corporate Controller
                                       Duly Authorized

                          COMMONWEALTH OF MASSACHUSETTS


Middlesex, ss                                                  January ___, 2004


       Before me personally appeared Thomas P. Kealy as Vice President, Chief Accounting Officer and Corporate Controller of BTU International, Inc., known by me to be the person executing the foregoing instrument, and acknowledged said instrument to be his free act and deed as Vice President, Chief Accounting Officer and Corporate Controller of BTU International, Inc and the free act and deed of said BTU International, Inc.


                                                   -----------------------------
                                                   Notary Public:
                                                   My Commission Expires:

                ALLONGE TO AND AMENDMENT OF REVOLVING CREDIT NOTE

       Reference is hereby made to a certain Revolving Credit Note dated June 26, 2002 in the original principal amount of Fourteen Million ($14,000,000.00) Dollars (the "ORIGINAL NOTE") executed and delivered by BTU INTERNATIONAL, INC (the "BORROWER") payable to the order of SOVEREIGN BANK (the "BANK");

       WHEREAS, the Bank and Borrower entered into a Loan Agreement (the "ORIGINAL LOAN AGREEMENT") dated as of June 26, 2002 pursuant to which the Bank extended a Revolving Credit to the Borrower in the amount of $14,000,000.00 and the Borrower executed and delivered the Original Note; and

       WHEREAS, the Borrower has requested that the Termination Date of the Revolving Credit be extended from May 31, 2006 to May 31, 2007 and the Bank has agreed, subject to the execution and/or delivery of, among other things, this Allonge;

       NOW, THEREFORE, the parties agree as follows:

       1. The Original Note is hereby amended by deleting the date "May 31, 2006" from the first paragraph thereof and substituting the date "May 31, 2007" in lieu thereof, thereby extending the Termination Date to May 31, 2007.

       2. In all other respects, the Original Note is ratified and confirmed as being in full force and effect and as being secured by the same collateral, which secured the Original Note.

       Signed as a sealed instrument as of the 28th day of January, 2004.


                                    SOVEREIGN BANK


                                    By:
                                        ----------------------------------------
                                        Michael S. Tager, Senior Vice President
                                        Duly Authorized


                                    BTU INTERNATIONAL, INC.


                                    By:
                                        ----------------------------------------
                                        Thomas P. Kealy
                                        Vice President, Chief Accounting Officer
                                        and Corporate Controller
                                        Duly Authorized

                               SECURITY AGREEMENT


       THIS SECURITY AGREEMENT is entered into at Boston, Massachusetts, as of this 28th day of January, 2004 by and between BTU INTERNATIONAL, INC., a Delaware corporation with its chief executive office, principal place of business and mailing address at 23 Esquire Road, North Billerica, Massachusetts 01862 (hereinafter called the "BORROWER") and SOVEREIGN BANK (hereinafter called the "BANK").

       The tangible Collateral, including the Inventory, which is the subject matter of this Agreement is and will be kept at: 23 Esquire Road, North Billerica, Massachusetts 01862 and the other locations, if any, described on Exhibit A. The Borrower warrants that the Borrower has no places of business except as set forth in the preceding sentence, except for additional locations identified on Exhibit A. All records concerning Borrower's accounts, contract rights and other property are at 23 Esquire Road, North Billerica, Massachusetts 01862.

       1. In consideration of the Bank's extending credit and other financial accommodations to the Borrower, the Borrower hereby grants to the Bank a security interest in (including, without limitation, a lien on and pledge of) all of the Borrower's Collateral (as hereinafter defined).

       The security interest granted by this Agreement is given to and shall be held by the Bank as security for the payment and performance of all Obligations (as hereinafter defined). After the occurrence and during the continuation of an Event of Default, if the Bank shall have declared the Obligations to be immediately due and payable pursuant to Section 7.2 of the Loan Agreement, the Bank shall have the unrestricted right from time to time to apply the proceeds of any of the Collateral to any of the Obligations, as the Bank in its sole discretion may determine.

       During the continuance of this Agreement, the Borrower will, at such intervals as the Bank may request, notify the Bank, upon a form satisfactory to the Bank, of all Collateral which has come into existence since the date hereof or the date of the last such notification, including, without limitation, the delivery of schedules of the Collateral.

       2.     The following definitions shall apply:

              (a) "COLLATERAL" shall mean all the Borrower's present and future right, title and interest in and to any and all of the following property, whether such property be now existing or hereafter created, acquired or arising or now or hereafter received by or belonging or owing to the Borrower:

              (i)    All Inventory;

              (ii) All accounts (as these terms are defined in the Code, as hereafter defined), including, without limiting the generality of the foregoing, "Health-Care-Insurance Receivables", accounts receivable, and all contract rights, and chattel paper, including without limiting the generality of the foregoing, "Electronic Chattel Paper", regardless of whether or not any of the foregoing constitute proceeds of other Collateral;

              (iii) All the Borrower's rights (which the Bank may exercise or not as it in its sole discretion may determine) to acquire or obtain goods and/or services with respect to the manufacture, processing, storage, sale, shipment, delivery or installation of any of the

       Borrower's Inventory or other Collateral;

              (iv)   All products and accessions to any of the Collateral;

              (v) All obligations, debts and liabilities owing to the Borrower, from any person, firm or corporation or any other legal entity, whether now existing or hereafter arising, now or hereafter received by or belonging or owing to Borrower, for goods sold by it or for services rendered by it, all guarantees and securities therefore, all right, title and interest of Borrower in the merchandise or services which gave rise thereto, including the rights of reclamation and stoppage in transit, all rights to replevy goods, and all rights of an unpaid seller of merchandise or services, and all choses in action relating thereto;

              (vi) All documents and instruments (whether negotiable or nonnegotiable, and regardless of their being attached to chattel paper) relating to Inventory or accounts or representing the right to payment for goods sold or services rendered, including, without limitation, all notes, bills, drafts and acceptances as these terms are defined in the Uniform Commercial Code representing the right to payment for goods sold or services rendered;

              (vii) All books and records (including, without limiting the generality of the foregoing all electronically recorded data), whether now owned or existing or hereafter acquired, created or arising, relating to its accounts and/or Inventory;

              (viii) All proceeds of Collateral of every kind and nature and in whatever form, including, without limitation, both cash and noncash proceeds resulting or arising from the rendering of services by the Borrower or the sale or other disposition by the Borrower of the Inventory or other Collateral and all insurance proceeds payable under insurance policies relating to any items of Collateral and rents and profits resulting from the temporary use of Collateral;

"Collateral" shall not include any of the Borrower's interests in real property, including fixtures, or equipment as defined in the Uniform Commercial Code.

              (b) "CONTRACT RIGHTS" or "CONTRACT RIGHTS" means the rights of the Borrower to payment under contracts relating to goods sold or services rendered not yet earned by performance and not evidenced by instruments or chattel paper.

              (c) "INVENTORY" shall have the meaning set forth in the Code, including raw materials, work in process, supplies and components, and finished goods, whether held by the Borrower for sale or other disposition, and also including any returned or repossessed Inventory detained from or rejected for entry into the United States by the appropriate governmental authorities, all products of and accessions to Inventory and including documents of title, whether negotiable or nonnegotiable, representing any of the foregoing.

              (d) "DEBTOR(S)" shall mean the Borrower's customers who are indebted to the Borrower, sometimes also referred to as "ACCOUNT DEBTORS".

              (e) "LOAN DOCUMENTS" shall mean any and all agreements, instruments, documents, security agreements, mortgages, financing statements, and supplements thereto and relating to the Loan Agreement dated as of June 26, 2002 between the Bank and the Borrower, as amended by a First Amendment to Loan Agreement of even date herewith, as the same may be amended, supplemented or restated from time to time, (the "LOAN AGREEMENT"), or entered into between the Borrower in favor of, or with, the Bank, at any time, for any purpose, including, without limitation, the Loan Agreement, any Term Notes, as defined in the Loan Agreement, hereafter executed by the Borrower, and this Security Agreement.

              (f) "OBLIGATION(S)" shall include, without limitation, all loans, advances, indebtedness, notes, liabilities and amounts, liquidated or unliquidated, owing by the Borrower and/or its parent or subsidiaries, including without limitation under the Loan Agreement to the Bank at any time, each of every kind, nature and description, whether arising under this Agreement or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by the Borrower to the Bank; or are due indirectly by the Borrower to the Bank as endorser or guarantor; or as obligor of obligations due to third persons which have been endorsed or assigned to the Bank; or otherwise), absolute or contingent, due or to become due, now existing or hereafter contracted, and all obligations arising under the Loan Documents, and any and all overdrafts of Borrower. Said term shall also include all interest and other charges chargeable to the Borrower and/or any guarantor or due from the Borrower to the Bank from time to time and all costs and expenses referred to in Paragraph 7 of this Agreement.

              (g) "PERSON" or "PARTY" shall include individuals, firms, corporations and all other entities.

              (h) "EVENT OF DEFAULT" shall mean the occurrence of any one or more of the Events of Default specified in the Loan Agreement or in the event this agreement shall at any time after its execution and delivery and for any reason cease (a) to create a valid and perfected first priority security interests in and to the property purported to be subject hereto or (b) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Borrower or any subsidiary or guarantor of the Borrower;

       All words and terms used in this Agreement other than those specifically defined in Paragraph 2, and except as specifically otherwise provided elsewhere in this Agreement, shall be deemed to have the meanings accorded to them in the Massachusetts Uniform Commercial Code as amended from time to time (herein the "CODE").

       3. After the occurrence and during the continuation of an Event of Default and after notice by the Bank to the Borrower, all proceeds of and collections of the Collateral shall be held in trust by the Borrower for the Bank and shall not be commingled with the Borrower's other funds or deposited in any bank account of the Borrower; and the Borrower agrees to deliver to the Bank on the dates of receipt thereof by the Borrower, duly endorsed to the Bank or to the bearer, or assigned to the Bank, as may be appropriate, all proceeds of the Collateral in the identical form received by the Borrower.

       4. After the occurrence and during the continuation of an Event of Default the Borrower may grant such allowances or other adjustments to Debtor(s) as the Borrower may reasonably deem to accord with sound business practice, including, without limiting the generality of the foregoing, accepting the return of all or any part of the Inventory (subject to the provisions set forth in this Agreement with reference to returned Inventory), unless the Bank shall specifically direct otherwise in writing.

       5.     Intentionally omitted.

       6.     Intentionally omitted.

       7. The Borrower shall pay to the Bank any and all costs and expenses (including, without limitation, reasonable attorney's fees, court costs, litigation and other expenses) incurred or paid by the Bank in establishing, maintaining, protecting or enforcing any of the Bank's rights or the Obligations, including, without limitation, any and all such costs and expenses incurred or paid by the Bank in defending the Bank's security interest in, title or right to the Collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of the Collateral.

       8. From and after notice to the Borrower pursuant to Paragraph 3, at the expiration of such period of time after receipt by the Bank as the Bank determines is reasonably sufficient to allow for clearance or payment of any items, the cash proceeds of the Collateral shall be credited to the Obligations, it being specifically understood and agreed, however, that an account receivable, contract right, negotiable or nonnegotiable instrument (other than a check), or other non-cash proceeds shall not be so credited until actual payment thereof. All such credits shall, however, be conditional upon final payment to the Bank of the items giving rise to them and if any item is not so paid, the amount of any credit given for it shall be charged as a debit in said Borrower's loan account, if any, or against any deposit account of the Borrower with the Bank, whether or not the item is returned.

       9. The Borrower shall hold its books and records relating to the Collateral in a manner reasonably satisfactory to the Bank; and shall deliver to the Bank from time to time promptly at its request, all invoices, original documents of title, contracts, chattel paper, instruments and any other writings relating thereto that relate to the Collateral, and other evidence of performance of contracts, or evidence of shipment or delivery of the merchandise or of the rendering of services; and the Borrower will deliver to the Bank promptly at the Bank's request from time to time additional copies of any or all such papers of writings, and such other information with respect to any of the Collateral and such schedules of Inventory, schedules of accounts and such other writings as the Bank may in its sole discretion deem to be necessary or effectual to evidence any loan hereunder or the Bank's security interest in the Collateral.

       10. The Borrower shall promptly make, stamp or record such entries or legends on the Borrower's books and records or on any of the Collateral as the Bank shall request from time to time to indicate and disclose that the Bank has a security interest in such Collateral.

       11. The Bank, or its representatives, at any time and from time to time on reasonable notice and at reasonable times, shall have the right, and the Borrower will permit them:

              (a) to examine, check, make copies of or extracts from any of the Borrower's books, records and files (including, without limitation, orders, and original correspondence);

              (b) to inspect and examine the Borrower's Inventory or other Collateral; and

              (c) to verify the Collateral or any portion or portions thereof or the Borrower's compliance with the provisions of this Agreement.

       12. The Borrower will execute and deliver to the Bank any writings and do all things necessary, effectual or requested by the Bank to carry into effect the provisions and intent of this Agreement, or to vest more fully in or assure to the Bank (including, without limitation, all steps to create and perfect) the security interest in the Collateral granted to the Bank by this Agreement or to comply with applicable statute or law and to facilitate the collection of the Collateral, including the furnishing at the Borrower's own cost and expense, at such intervals as the Bank may establish from time to time, of reports, financial data and analyses satisfactory to the Bank.

       13.    The Borrower covenants with and warrants to the Bank:

              (a) That all Inventory in which the Bank is now or hereafter given a security interest pursuant to this Agreement will at all times be kept and maintained in good order and condition at the sole cost and expense of the Borrower.

              (b) That the Borrower will maintain in force one or more policies of insurance on all, Inventory and all other tangible Collateral against risks of fire (with customary extended coverage), sprinkler leakage, theft, loss or damage and other risks customarily insured against by companies engaged in businesses similar to that of the Borrower in such amounts, containing such terms, in such form, for such periods, covering such hazards and written by such companies as may be reasonably satisfactory to the Bank, such insurance to be payable to the Bank as its interest may appear in the event of loss after the occurrence and during the continuation of an Event of Default, and after the occurrence and during the continuation of an Event of Default no loss shall be adjusted thereunder without the Bank's approval; and all such policies shall provide that they may not be canceled without first giving at least ten (10) days' written notice of cancellation to the Bank. In the event that the Borrower fails to provide evidence of the maintenance of such insurance satisfactory to the Bank, the Bank may, at its option, secure such insurance and charge the cost thereof to the Borrower and as a debit charge in the Borrower's loan account, if any, or any other accounts of the Borrower with the Bank. At the option of the Bank, after the occurrence and during the continuation of an Event of Default, all insurance proceeds received from any loss or damage to any of the Collateral shall be applied either to the replacement or repair thereof or as a payment on account of the Obligations.

              (c) That at the date hereof the Borrower is (and as to Collateral that the Borrower may acquire after the date hereof, will be) the lawful owner of the Collateral or have valid rights thereto, and that the Collateral, and each item thereof, is, will be, and shall continue to be free of all restrictions, liens, encumbrances, or other right, title or interest (other than the security interest therein granted to the Bank hereby, or permitted by the Loan Agreement) that the Borrower has and will have full power and authority to grant to the Bank a security interest in, and will not transfer, assign, sell (except sales or other dispositions in the ordinary course of business in respect to Inventory as expressly permitted in Paragraph 3 of this Agreement), pledge, encumber, subject to lien or grant any security interest in any of the Collateral (or any of the Borrower's right, title or interest therein) to any person other than the Bank or as permitted by the Loan Agreement; and that the Borrower will warrant and defend the Bank's right to and interest in the Collateral against all claims and demands of all persons whatsoever.

              (d) That no contract right, account general intangible or chattel paper is or will be represented by any note or other instrument (negotiable or otherwise), and that no contract right or account is, or will be represented by any conditional or installment sales obligation or other chattel paper, except such instruments or chattel paper as have been or forthwith upon receipt by the Borrower following the occurrence and during the continuation of an Event of Default and the giving of notice by the Bank as provided in Section 7.2 of the Loan Agreement will be delivered to the Bank (duly endorsed or assigned, as may be appropriate), such delivery, in the case of chattel paper, to include all executed copies except those in the possession of the installment buyer (provided, that if the Bank elects to leave chattel paper in the possession of the Borrower, such procedure shall be subject to the Borrower's compliance with the provisions of Paragraph 10 hereof and to the Bank's right to require delivery and endorsement or assignment of such chattel paper by the Borrower to the Bank whenever the Bank shall so request); and following the occurrence and during the continuation of an Event of Default and the giving of notice by the Bank as provided in
       Section 7.2 of the Loan Agreement any security for or guaranty of any of the Collateral shall be delivered to the Bank immediately upon receipt thereof by the Borrower, with such assignments and endorsements thereof as the bank may request.

              (e)    (i)    That, except as the Bank may otherwise approve in
       writing, and except or as permitted by the Loan Agreement for sale, processing, use, consumption or other disposition in the ordinary course of business, the Borrower will keep all Inventory at one or more of the locations specified in the preamble to this Agreement.

                     (ii) That the Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each location where the Borrower's records relating to its accounts and contract rights, respectively, are kept, and shall not remove such records, or any of them, to another state without giving the Bank at least thirty (30) days' prior written notice thereof.

                     (iii) That the Borrower's chief executive office is correctly stated in the preamble to this Agreement, that the Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each of its other places of business, and that the Borrower shall not change the location of such chief office or open any new, or close, move or change any existing or new place of business without giving the Bank at least thirty (30) days' prior written notice thereof.

              (f) That the Bank shall not be deemed to have assumed any liability or responsibility to the Borrower or any third person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to the Borrower by the Bank (which shall automatically be deemed to be without recourse to the Bank in any event), or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and that the Bank, by accepting such security interest in the Collateral, or by releasing any Collateral to the Borrower, shall not be deemed to have assumed any obligation or liability to any supplier or Debtor or to any other third party, and the Borrower agrees to indemnify and defend the Bank and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this Paragraph 13(f).

              (g)    Intentionally omitted.

              (h) That the Borrower will immediately notify the Bank of any loss or damage to, or material diminution in or any occurrence which would materially and adversely affect the value of, the Inventory or other Collateral. In the event that the Bank, in its sole discretion, shall determine that there has been any such material loss, damage or material diminution in the value of any of the assets included in the Borrowing Base, then any such assets which have been lost, damaged or otherwise diminished in value shall be excluded from the calculation of the Borrowing Base, without regard as to whether there is insurance coverage therefore. If the outstanding Loans exceed the Borrowing Base calculated after the exclusion of assets as a result of such casualty, then, at the Bank's election, exercised in its sole discretion, within thirty (30) days of notice, the Borrower shall pay, to the Bank such amount so that the Borrower is in compliance with the Borrowing Base, or, alternatively, provide substitute collateral which is satisfactory to the Bank in its sole discretion.

              (i) That the Bank may from time to time in the Bank's discretion hold and treat any deposits or other sums at any time credited by or due from the Bank to the Borrower and any securities or other property of the Borrower in the possession of the Bank, whether for safekeeping or otherwise, as collateral security for and apply or set the same off against any Obligations after the occurrence and during the continuance of an Event of Default.

              (j) That if any of the Collateral includes a charge for, or if any loan by the Bank to the Borrower shall be subject to any tax payable to any governmental taxing authority, the Borrower shall pay such tax independently when due. The Borrower will indemnify and save the Bank harmless from any loss, cost, liability or expense (including, without limitation, reasonable attorney's fees), in connection therewith other than such as shall be caused by the Bank's willful misconduct, gross negligence or acts taken in bad faith.

              (k) That at any time or times after the occurrence and during the continuation of an Event of Default, the Bank may notify any Debtor or Debtors of its security interest in the Collateral and collect all amounts due thereon; and the Borrower agrees, at the request of the Bank, to notify all or any of the Debtors in writing of the Bank's security interest in the Collateral in whatever manner the Bank requests, and if the Bank so requests, to permit the Bank to mail such notices at the Borrower's expense.

              (l) That the Bank may, at its option, from time to time, discharge any taxes, liens or encumbrances on any of the Collateral not permitted by the Loan Agreement, or take any other action that the Bank may deem proper to maintain or preserve its security interest in the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it or as a debit charge against the Borrower's loan account, if any, or any other deposit account of the Borrower with the Bank.

              (m) If any of Borrower's accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof, Borrower will immediately notify Bank thereof in writing and execute any instruments and take any steps required by Bank in order that all monies due and to become due under such contracts shall be assigned to Bank and notice thereof given to the Government under the Federal Assignment of Claims Act.

              (n) That all representations now or hereafter made by the Borrower to the Bank, whether in this Agreement or in any supporting or supplemental reports, statements or documentation, including, without limitation, statements relating to the Collateral and financial statements, are, and will be, at and as of the date when made true and correct in all material respects.

              (o) Except for the Bank's gross negligence or willful misconduct or acts taken in bad faith, Borrower will indemnify and save Bank harmless from all loss, costs, damage, liability or expenses (including, without limitation, court costs and reasonable attorneys, fees) that Bank may sustain or incur by reason of defending or protecting this security interest or the priority thereof or enforcing the Obligations, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or in connection with this Agreement and/or any other documents now or hereafter executed in connection with this Agreement and/or the Obligations and/or the Collateral. This indemnity shall survive the repayment of the Obligations and the termination of Bank's agreement to make loans available to Borrower and the termination of this Agreement.

       14. The Borrower hereby irrevocably constitutes and appoints the Bank as the Borrower's true and lawful attorney, with full power of substitution, at the sole cost and expense of the Borrower but for the sole benefit of the Bank, to be exercised only after the occurrence and during the continuation an Event of Default and the giving of the notice as provided by Section 7.2 of the Loan Agreement, to convert the Collateral into cash, including without limitation, the sale (either public or private) of all or any portion or portions of the Inventory and other Collateral; to enforce collection of the Collateral, either in its own name or in the name of the Borrower, including, without limitation, executing releases, compromising or settling with any Debtors and prosecuting, defending, compromising or releasing any action relating to the Collateral; to notify Post Office authorities to change the address for delivery of mail addressed to the Borrower to such address as the Bank shall designate; to receive, open and dispose of all mail addressed to the Borrower received at such address and to take therefrom any remittances or proceeds of Collateral in which the Bank has a security interest; to endorse the name of the Borrower in favor of the Bank upon any and all checks, drafts, money orders, notes, acceptances or other instruments of the same or different nature received at such address; to sign and endorse the name of the Borrower on and to receive as secured party any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of the same or different nature relating to the Collateral; to sign the name of the Borrower or any notice to the Debtors or on verification of the Collateral; and to sign and file or record on behalf of the Borrower any financing or other statement in order to perfect or protect the Bank's security interest. The Bank shall not be obliged to do any of the acts or exercise any of the powers hereinabove authorized, but if the Bank elects to do any such act or exercise any such power, it shall not be accountable for more than it actually receives as a result of such exercise of power, and it shall not be responsible to the Borrower except for willful misconduct, gross negligence, or acts taken in bad faith. All powers conferred upon the Bank by this Agreement, being coupled with an interest, shall be irrevocable so long as any Obligation of the Borrower to the Bank shall remain unpaid. Additionally, whether or not there is an Event of Default, the Borrower hereby authorizes the Bank, at any time, and from time to time, to file UCC financing statements, amendments and continuations statements in the name of the Borrower, as debtor, to perfect the security interests in the Collateral granted hereby in such jurisdictions as the Bank deems necessary or appropriate without any signature of the Borrower or the Bank to the extent permitted in such jurisdictions.

       Whenever the Bank deems it desirable that any legal action be instituted with respect to any Collateral or that any other action be taken in an attempt to effectuate collection of any Collateral, the Bank may reassign the item in question to the Borrower (and if the Bank shall execute any such reassignment, it shall automatically be deemed to be without recourse to the Bank in any event) and require the Borrower to proceed with such legal or other action at the Borrower's sole liability, cost and expense, in which event all amounts collected by the Borrower on such item shall nevertheless be subject to the provisions of Paragraph 3 of this Agreement.

       15. The Bank is hereby authorized, at its election, at any time or times after an Event of Default has occurred and during the continuation thereof, if the Bank has given the notice as provided by Section 7.2 of the Loan Agreement, and without any further demand or notice except to such extent as notice may be required by applicable law, to sell or otherwise dispose of all or any of the Collateral at public or private sale, and the Bank may also exercise any and all other rights and remedies of a secured party under the Code or which are otherwise accorded to it by applicable law, all as the Bank may determine. If notice of a sale or other action by the Bank is required by applicable law, the Borrower agrees that ten (10) days' written notice to the Borrower, or the shortest period of written notice permitted by such law, whichever is larger, shall be sufficient; and that to the extent permitted by such law, the Bank, its officers, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is the subject of widely distributed standard price quotations, and any sale (public or private) shall be free from any right of redemption, which the Borrower hereby waives and releases. No purchaser at any sale (public or private) shall be responsible for the application of the purchase money other than the Bank. Any balance of the net proceeds of sale remaining after paying all direct Obligations of the Borrower to the Bank, and all costs and expenses of manufacturer, processing, completion or installation of the Inventory; collection, storage, custody, sale and delivery of the Inventory, and/or the Collateral, including, without limitation, reasonable attorneys' fees, and after retaining as collateral security or applying as the Bank may elect (in whole or in part at any time and from time to time) amounts equal to the aggregate of all other Obligations shall be returned to the Borrower or to such other party as may be legally entitled thereto; and if there is a deficiency, the Borrower shall be responsible for the same, with interest as provided in the Loan Agreement. Upon demand by the Bank, the Borrower shall assemble the Collateral and make it available to the Bank at a place designated by the Bank which is reasonably convenient to the Bank and the Borrower.

       16. The Borrower waives notice of nonpayment, demand, presentment, protest or notice of protest of the Collateral, and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof. No delay or omission of the Bank in exercising or enforcing any of its rights, powers, privileges, remedies, immunities or discretions (all of which are hereinafter collectively referred to as the "BANK'S RIGHTS AND REMEDIES") hereunder shall constitute a waiver thereof; and no waiver by the Bank of any default of the Borrower hereunder shall operate as a waiver of any other default hereunder. No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Bank, which consent makes explicit reference to this Agreement. Except as provided in the preceding sentence, no other agreement or transaction, of whatsoever nature, entered into between the Bank and the Borrower at any time (whether before, during or after the effective date or term of this Agreement), shall be construed in any particular as a waiver, modification or limitation of any of the Bank's rights and remedies under this Agreement (nor shall anything in this Agreement be construed as a waiver, modification or limitation of any of the Bank's rights and remedies under any such other agreement or transaction) but all of the Bank's rights and remedies not only under the provisions of this

Agreement but also under any such other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

       17. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

       18. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon, notwithstanding payment of all Obligations of the Borrower to the Bank at any time or times) until terminated as to future transactions by written notice from either party to the other party of the termination hereof; provided that any such termination shall not release or affect any Collateral in which the bank already has a security interest or any Obligations incurred or rights accrued hereunder prior to the effective date of such notice (as hereinafter defined) of such termination. Notwithstanding any such termination, the Bank shall have a security interest in all Collateral to secure the payment and performance of Obligations arising after such termination as a result of commitments or undertakings made or entered into by the Bank prior to such termination. Upon the later to occur of the effective date of any such termination and the date on which all Obligations are paid in full, the Bank shall terminate its security interests in the Collateral and the Bank shall deliver to Borrower termination statements with respect thereto. The Bank may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights and obligations of the Bank; and the Bank shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral.

       19. This Agreement is intended to take effect as a sealed instrument and has been executed or completed and is to be performed in Massachusetts, and it and all transactions thereunder or pursuant thereto shall be governed as to interpretation, validity, effect, rights, duties and remedies of the parties thereunder and in all other respects by the domestic laws of The Commonwealth of Massachusetts.

       20. Notwithstanding the existence of any other security interests in the Collateral described in this Agreement held by the Bank or by any other party, or the existence of any other mortgage or security interest in any other property or collateral of the Borrower or of any co-obligor, guarantor or endorser held by the Bank or any other party, the Bank shall have the right to determine the order in which any or all of said collateral and property, including the Collateral, shall be subjected to the remedies provided herein and in any other security agreement or mortgage granted by the Borrower or any other party and the right to determine the order in which any or all portions of the Obligations secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein or therein. The Borrower and any party who consents to this interest in the said Collateral and other property and who has actual or constructive notice hereof hereby waives and shall be deemed to have waived any and all rights to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

       21. All notices, requests, demands, claims and other communications required or permitted to be delivered, given or otherwise provided under this Agreement must be in writing and must be delivered, given or otherwise provided:

         (a) by facsimile (in which case, it will be effective upon receipt of confirmation of good transmission), with a copy via overnight delivery by a nationally recognized courier service; or

         (b) by overnight delivery by a nationally recognized courier service (in which case, it will be effective on the Business Day after being deposited with such courier service);

in each case, to the address (or facsimile number) listed below:

         If to the Borrower:
         ------------------

         BTU International, Inc.
         23 Esquire Road
         North Billerica, Massachusetts 01862,
         Attention: President
         Phone: (978) 667-4111
         Fax: (978) 667-3377

         With a copy to:

         Peter H. Dodson, Esquire
         Ropes & Gray
         885 Third Avenue
         Suite 3200
         New York, New York 10022
         Phone: (646) 840-6823
         Fax:(646) 840-6850

         If to the Bank:
         --------------

         Sovereign Bank
         19 Pleasant Street
         Mail Stop: MA1-PLS-0201
         Woburn, Massachusetts 01801
         Attention: Michael S. Tager
         Phone: (781) 935-5819
         Fax: (781) 935-5979

         With a copy to:

         Richard J. Levin, Esquire
         Cumsky & Levin LLP
         6 University Road
         Cambridge, Massachusetts 02139
         Phone: (617) 492-9700
         Fax: (617) 492-9020

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                   SOVEREIGN BANK


                                   By:
                                       ----------------------------------------
                                       Michael S. Tager, Senior Vice President


                                   BTU INTERNATIONAL, INC.


                                   --------------------------------------------
                                   Thomas P. Kealy
                                   Vice President, Chief Accounting Officer and Corporate Controller

                                    EXHIBIT A

                                 OTHER LOCATIONS


None other than:

BTU International (Headquarters)
23 Esquire Rd
N. Billerica, MA 01862

BTU Europe
14 Armstrong Mall
Southwood Summit Centre
Hants, GU14
ONR
United Kingdom

BTU France/Germany
6 allee Saint Exupery
95230 Soisy-Sous-Montmorency
France

BTU Beijing
Rm 6415, Garden Business Bldg 30
Huayuan Dong Lu, Haidian District
Beijing, 100083
China

BTU Overseas -- Penang
23 Tingkat Bukit Jambul
Bukit Hambul Indah
11950 Penang
Malaysia

BTU Overseas -- Singapore
#01-03 LHK Building
701 Sims Drive
387383
Singapore

BTU Overseas -- Shanghai
Sales & Service Office
Room 2202, Development Mansion
51 Ri Jing Road, Wai Gao Qiao Free Trade Zone
Shanghai 200131
China

BTU Ltd.

BTU Shanghai Mfg.
25 Jiatai Road
Waigaoqiao Free Trade Zone
Shanghai 200131
China

MEP Technologies INC.
3100 Peugeot
Laval, Quebec Canada H7L 5C6

UPS Logistics
1030 Commercial Street
San Jose, CA 95112

UPS Logistics
2230 Outer Loop
Louisville, KY 40219

Inventory In Transit:
---------------------
         Inter-company shipments
         Trade show systems
         Non-FOB terms with customer, i.e. DDP terms
         Supplier FOB terms

BTU product loaned to BTU customers for trial

BTU parts consigned to BTU suppliers

                                   EXHIBIT "A"
                             TO FINANCING STATEMENT
                         DEBTOR: BTU INTERNATIONAL, INC.
                          SECURED PARTY: SOVEREIGN BANK

     The collateral (the "Collateral"), now existing or hereafter arising, in which the Secured Party does and shall hold a secured interest consists of:

     1) All inventory (as defined in the UCC), including raw materials, work in process, supplies and components, and finished goods, whether held by the Debtor for sale or other disposition, and also including any returned or repossessed Inventory detained from or rejected for entry into the United States by the appropriate governmental authorities, all products of and accessions to Inventory and including documents of title, whether negotiable or nonnegotiable, representing any of the foregoing;

     2) All accounts (as defined in the UCC), including, without limiting the generality of the foregoing, "Health-Care-Insurance Receivables", accounts receivable, and all contract rights, and chattel paper, including without limiting the generality of the foregoing, "Electronic Chattel Paper", regardless of whether or not any of the foregoing constitute proceeds of other Collateral;

     3) All the debtor's rights (which the Secured Party may exercise or not as it in its sole discretion may determine) to acquire or obtain goods and/or services with respect to the manufacture, processing, storage, sale, shipment, delivery or installation of any of the Debtor's Inventory or other Collateral;

     4)   All products and accessions to any of the Collateral;

     5) All obligations, debts and liabilities owing to the Debtor, from any person, firm or corporation or any other legal entity, whether now existing or hereafter arising, now or hereafter received by or belonging or owing to Debtor, for goods sold by it or for services rendered by it, all guarantees and securities therefore, all right, title and interest of Debtor in the merchandise or services which gave rise thereto, including the rights of reclamation and stoppage in transit, all rights to replevy goods, and all rights of an unpaid seller of merchandise or services, and all choses in action relating thereto;

     6) All documents and instruments (whether negotiable or nonnegotiable, and regardless of their being attached to chattel paper) relating to Inventory or accounts or representing the right to payment for goods sold or services rendered, including, without limitation, all notes, bills, drafts and acceptances as these terms are defined in the UCC representing the right to payment for goods sold or services rendered;

     7) All books and records (including, without limiting the generality of the foregoing all electronically recorded data), whether now owned or existing or hereafter acquired, created or arising, relating to its accounts and/or Inventory; and

     8) All proceeds of Collateral of every kind and nature and in whatever form, including, without limitation, both cash and noncash proceeds resulting or arising from the rendering of services by the Debtor or the sale or other disposition by the Debtor of the Inventory or other Collateral and all insurance proceeds payable under insurance policies relating to any items of Collateral and rents and profits resulting from the temporary use of Collateral.

              All references to the UCC shall refer to the Massachusetts Uniform Commercial Code as amended from time to time. "Collateral" shall not include any of the Debtor's interests in real property, including fixtures, or equipment as defined in the UCC.

                           LOAN MODIFICATION AGREEMENT

       This Loan Modification Agreement (hereinafter the "AGREEMENT") is dated as of January 28, 2004 and is entered into by and between SOVEREIGN BANK, with an office at 75 State Street, Boston, Massachusetts (hereinafter referred to as the "LENDER") and BTU INTERNATIONAL, INC., a Delaware corporation with its chief executive office, principal place of business and mailing address at 23 Esquire Road, North Billerica, Massachusetts 01862 (hereinafter referred to as the "BORROWER").

       In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which by each party hereto hereby are acknowledged, the undersigned hereby agree as follows:

       I.     BACKGROUND

       A. The Credit Facility. The Lender and Borrower have previously entered into a Loan Agreement dated as of June 26, 2002 (the "ORIGINAL LOAN AGREEMENT" and together with all amendments, including the First Amendment, the "LOAN AGREEMENT"), pursuant to which, among other things, the Lender extended a revolving line of credit (the "REVOLVING CREDIT") to the Borrower in the amount of $14,000,000.00 (the "CREDIT FACILITY"), evidenced by, among other things, a Revolving Credit Note (the "ORIGINAL NOTE").

       The Credit Facility has been made and is governed by the following documents:

       1.     The Original Note;

       2.     The Original Loan Agreement; and

       3. Various other documents, instruments, and agreements executed in connection therewith (collectively, with the Original Note and the Original Loan Agreement, the "ORIGINAL LOAN DOCUMENTS").

       Except as otherwise provided herein or in the Closing Documents (hereinafter defined), the provisions of the Original Loan Documents shall remain unmodified and in full force and effect.

       As of the date hereof, the sum of zero ($0) Dollars have been advanced under the Revolving Loan.

       B. Purpose. The purpose of this Agreement is to set forth the terms, provisions and conditions upon which certain modifications shall be made by and among the parties with respect to the Credit Facility and to address certain other financial accommodations being made to Borrower.

       II.    GENERAL TERMS OF MODIFICATION.

       A. Revised Terms of the Credit Facility. Lender and the Borrower have agreed to certain modifications to the terms of the Credit Facility, subject to the terms and conditions of this Agreement, so as to, among other things:

       (i)    extend the Termination Date of the Credit Facility to May 31,
              2007;

       (ii)   modify the definition of Borrowing Base;

       (iii) modify the minimum tangible net worth covenant and require Borrower to comply with a certain financial covenant regarding minimum net profit and confirm the reporting requirements of the Borrower to the Lender and other terms; and

       (iv) grant the Lender a perfected first lien and security interest in the Collateral (as defined in the Security Agreement) and authorize the filing of a UCC financing statement.

       In connection with the foregoing, the Borrower shall pay to the Lender a one time transaction fee of Twenty Thousand ($20,000.00) Dollars.

       C. Additional Documents. Concurrently with the execution hereof, the Borrower shall execute and/or deliver the following documents, each of which shall be in form and substance satisfactory to lender ("CLOSING DOCUMENTS"):

       (i)    A First Amendment to Loan Agreement (the "FIRST AMENDMENT");

       (ii) An Allonge to and Amendment of the Original Note (collectively with the Original Note, the "AMENDED NOTE");

       (iii)  A Security Agreement (the "SECURITY AGREEMENT"); and

       (iv) Such other instruments, documents and certificates as the Lender or its counsel may reasonably require.

       III.   GENERAL.

       A. Ratification. The Borrower hereby ratifies and confirms that each of the Original Loan Documents, as modified by the First Amendment and the Closing Documents (collectively the "LOAN DOCUMENTS"), remain in full force and effect and agrees that the outstanding balance due and payable to Lender under the Loan Documents is set forth in Section I.A. hereof. The Borrower further agrees that the advances under the Credit Facility are due and payable in accordance with the terms of the Loan Documents, without any offset, counterclaim or other claim against Lender of any nature whatsoever as of the date hereof. Without limiting the generality of the foregoing, the Borrower hereby agrees that outstanding advances under the Revolving Loan are due and payable in accordance with the terms of the Amended Note without any offset, counterclaim or other claim against the Lender of any nature whatsoever as of the date hereof.

       B. Complete Terms. Any and all duties or obligations that Lender may have to the Borrower are limited to those expressly stated in this Agreement and the Loan Documents and neither the duties and obligations of Lender nor the rights of the Borrower shall be expanded beyond the express terms of this Agreement and the Loan Documents on the basis of any legal or equitable principle or on any other basis whatsoever.

       C. No Other Representation. The Borrower acknowledges and agrees that neither Lender, nor any person, firm, corporation or entity acting on behalf of Lender has made any representation or promise to the Borrower which is not expressly set forth herein.

       D. Events of Default. An "Event of Default" under the Loan Agreement shall be deemed to have occurred (i) if the Borrower fails fully and timely to perform all obligations to be performed by it under this Agreement; or (ii) if any warranty or representation of the Borrower under any of this Agreement or the Closing Documents proves to have been false or misleading in any material respect when made.

       E. Reservation of Rights. Upon the occurrence of an Event of Default under this Agreement, Lender reserves any and all of its rights that it may have against the Borrower or any other obligor, maker or guarantor under the Loan Documents.

       F. Costs and Expenses. The Borrower agrees to pay to Lender all costs that Lender incurs in connection with the preparation of this Agreement and the documents provided for herein and the implementation of the transactions contemplated herein, including without limitation, reasonable attorneys' fees and expenses. In the event such costs are not paid in full within ten (10) days of the date hereof, the Borrower hereby authorizes Lender and acknowledges and agrees that Lender shall have the right to debit any or all of the deposit or other accounts maintained with Lender in an aggregate amount equal to the amount of such costs.

       G. Amendments. No purported alteration, amendment, change, waiver, termination or other modification of the Loan Documents shall be binding upon any party hereto or have any other force or effect in any respect unless the same shall be in writing and signed, in the case of Lender, by an authorized officer or agent thereof, and, in the case of the Borrower, by the President, Treasurer or Chief Accounting Officer of the Borrower.

       H. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts as the same may from time to time exist, without giving effect to the principles of conflicts of law.

       I. Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

       J. Merger. All prior understandings and agreements between the parties relating to the modification of the obligations of the Borrower to Lender with respect to the Credit Facility are merged in this Agreement which, together with the Closing Documents and other Loan Documents fully and completely express the understanding and agreements among the parties with respect thereto and which is entered into after full investigation. None of the parties hereby is relying upon any statement or representation made by any other party which is not set forth or referred to in this Agreement or the other Loan Documents.

       K. Captions. The caption headings in this Agreement are for convenience and reference only, are not intended to be a part of this Agreement and shall not be construed to define, modify, alter or describe the scope or intent of any of the terms, covenants or conditions of this Agreement.

       L. No Waiver. No failure or delay of any party hereto in the exercise of any right given to such party under any of the Loan Documents shall be deemed to be a waiver thereof. No




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

waiver by any party hereto of any condition hereunder for its benefit (unless the time specified herein for exercise of such right or satisfaction of such condition has expired) shall constitute a waiver of any other or further right nor shall any single or partial exercise of any right preclude other or further exercise thereof or any other rights. The waiver of any breach shall not be deemed a waiver of any other or subsequent breach. No extensions of time for the performance of any obligations shall be deemed or construed as an extension of time for the performance of any other obligation.

       M. Further Instruments. Each party shall from time to time execute, acknowledge and deliver such further instruments and perform such additional acts as any other party may reasonably request in order to effectuate the intent of this Agreement. Without limiting the generality of the preceding sentence, the Borrower shall execute, acknowledge and deliver such instruments as Lender reasonably may request to further evidence, secure, effectuate or perfect its obligations to Lender under the Loan Documents or Lender's interest or priority in the collateral granted to secure such obligations.

       N. Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

       O. Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to such person or circumstance other than those to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

       P. Cumulative Rights. Each right and remedy provided for in this Agreement shall be cumulative and shall be in addition to every other right or remedy provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise and the exercise or beginning of the exercise by any party hereto of any one or more of the rights and remedies provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by such party of any and all other rights or remedies provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise.

       Q. Conflicts With Other Documents. In the event of any conflicts between the terms of this Agreement, the other Loan Documents and the Closing Documents, the terms of this Agreement shall control.

       R. WAIVER OF JURY TRIAL. LENDER AND THE BORROWER DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT WHICH THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS, OR ANY TRANSACTION CONTEMPLATED HEREIN. THE FOREGOING WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT.


                            [Signature Page Follows]


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


       IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as an instrument under seal within the Commonwealth of Massachusetts effective as of the day and year first above written.



                                    SOVEREIGN BANK


                                    By:
                                        ----------------------------------------
                                        Michael S. Tager, Senior Vice President
                                        Duly Authorized


                                    BTU INTERNATIONAL, INC.


                                    By:
                                        ----------------------------------------
                                        Thomas P. Kealy
                                        Vice President, Chief Accounting Officer
                                        and Corporate Controller
                                        Duly Authorized



                          COMMONWEALTH OF MASSACHUSETTS


Middlesex, ss                                                  January ___, 2004


       Before me personally appeared Thomas P. Kealy as Vice President, Chief Accounting Officer and Corporate Controller of BTU International, Inc., known by me to be the person executing the foregoing instrument, and acknowledged said instrument to be his free act and deed as Vice President, Chief Accounting Officer and Corporate Controller of BTU International, Inc and the free act and deed of said BTU International, Inc.


                                                  -----------------------------
                                                  Notary Public:
                                                  My Commission Expires:



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